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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


               Current Report Pursuant to Sections 13 and 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported) December 13, 1996




                               Redwood Trust, Inc.
             (Exact name of Registrant as specified in its charter)





               Maryland              0-026436               68-0329422

            (State or other        (Commission          (I.R.S. Employer
             jurisdiction          File Number)         Identification No.)
           of incorporation)




             591 Redwood Highway, Suite 1300, Mill Valley, CA 94941
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (415) 389-7373


-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On December 13, 1996, the Board of Directors of the Company approved and adopted amendments to the Company's Bylaws and the Amended and Restated 1994 Executive and Non-Employee Director Stock Option Plan.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         3.3.1    Amended and Restated Bylaws, amended December 13, 1996.

         10.14.2 Amended and Restated 1994 Executive and Non-Employee Director Stock Option Plan, amended December 13, 1996.


                              Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      REDWOOD TRUST, INC.


                                      By    /s/  Vickie L. Rath
                                        ---------------------------------------
                                         Vickie L. Rath
                                         Vice President, Treasurer and
                                         Controller (Principal Accounting
                                         Officer)



January 7, 1997.

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                               REDWOOD TRUST, INC.



                                  EXHIBIT INDEX


                                                                                  Location of Document in
Exhibit No.                Description                                          Sequential Numbering System
-----------                -----------                                          ---------------------------
    3.3.1                  Amended and Restated Bylaws,                                     5
                           amended December 13, 1996

  10.14.2                  Amended and Restated 1994 Executive                           ______
                           and Non-Employee Director Stock Option
                           Plan, amended December 13, 1996

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